UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 15, 2023
Date of Report (date of earliest event reported)
___________________________________
Babylon Holdings Limited
(Exact name of registrant as specified in its charter)
___________________________________

Bailiwick of Jersey, Channel Islands (State or other jurisdiction of incorporation)	001-40952 (Commission File Number)	98-1638964 (IRS Employer Identification No.)
2500 Bee Cave Road Building 1 - Suite 400 Austin, TX		78746
(Address of principal executive offices)		(Zip Code)
(512) 967-3787
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.001056433113 per share	BBLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02 Unregistered Sales of Equity Securities.

On March 15, 2023, Babylon Holdings Limited (“Babylon” or the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain affiliates of, or funds managed and/or advised by, AlbaCore Capital LLP (the “AlbaCore Investors”), for the private placement of 534,911 of the Company’s Class A ordinary shares, par value $0.001056433113 per share (the “Class A Ordinary Shares”, and such transaction, the “Private Placement”), as consideration for the previously disclosed agreement by the AlbaCore Investors to provide secured debt financing to the Company in the form of a bridge facility for an aggregate principal amount of up to $34,500,000, to be funded in three tranches (the “Bridge Facility”). The Bridge Facility is governed by a bridge loan notes facility agreement, dated as of March 9, 2023 (the “Bridge Facility Agreement”), by and among the Company, as borrower, Babylon Healthcare Inc., Babylon Partners Ltd. and Babylon Inc., as subsidiary guarantors, and Babylon Group Holdings Limited, as parent guarantor. The Bridge Facility is subject to an original issue discount (calculated on the basis of an aggregate principal amount of $30,000,000).

The Private Placement is expected to close on the first business day that is three business days immediately following the date on which The New York Stock Exchange approves the Company’s supplemental listing application for the Class A Ordinary Shares to be issued in the Private Placement. The closing of the Private Placement is subject to customary closing conditions. Under the terms of the Subscription Agreements, Babylon is required to file a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") registering the resale of the Class A Ordinary Shares issued under the Subscription Agreements not more than 20 business days after the filing of the Company’s Annual Report on Form 10-K with the SEC, which filing occurred on March 16, 2022.

The Class A Ordinary Shares issued in the Private Placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act. The disclosure contained in this Current Report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1	Form of Subscription Agreement, dated March 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2023

Babylon Holdings Limited

By:	/s/ David Humphreys
Name:	David Humphreys
Title:	Chief Financial Officer